UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	REPH	Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On October 22, 2019, Recro Pharma, Inc. (the “Company”) entered into a Third Amendment to Credit Agreement and Release Agreement by and among the Company, the Company’s subsidiaries named as guarantors therein (the “Guarantors”), the lenders named therein (the “Lenders”), and Athyrium Opportunities III Acquisition LP (“Athyrium”), in its capacity as the administrative agent (the “Third Amendment”). The Company entered into such Third Amendment subsequent to the filing of a registration statement on Form 10 with the Securities and Exchange Commission (“SEC”) on October 22, 2019 regarding the potential distribution by the Company of all of the outstanding shares of common stock in Baudax Bio, Inc. (formerly known as Recro Enterprises, Inc.), a wholly-owned subsidiary of the Company (“Baudax”), to the Company’s shareholders (the “Distribution”).

The Third Amendment authorizes the release of two of the Company’s subsidiaries, Baudax and Baudax Bio N.A. LLC (formerly known as Recro N.A. LLC) (“Baudax N.A.”), from their respective obligations as guarantors and the release of any liens granted to or held by Athyrium on collateral provided by or equity interests in Baudax and Baudax N.A., including the security interest in Baudax Ireland Limited (formerly Recro Ireland Limited) (the “Release”) under the Credit Agreement dated November 17, 2017 by and among the Company, the Guarantors, the Lenders and Athyrium, as previously amended by that certain First Amendment to Credit Agreement and Investment Documents, dated as of December 28, 2018 and that Second Amendment to Credit Agreement and Investment Documents, dated as of February 28, 2019 (collectively, the “Existing Credit Agreement”).

The Release is subject to certain conditions, including consummation of the Distribution. The Release is applicable only to Baudax and Baudax N.A. and will not affect or modify any obligations of the Company or the Guarantors (other than Baudax and Baudax N.A.) under the Existing Credit Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Third Amendment, which will be filed with the Company’s Form 10-Q for the quarter ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	Chief Executive Officer

Date: October 28, 2019